--------------------------------------------------------------------------------
MORGAN STANLEY                                                    March 31, 2003
Securitized Products Group
                              [MORGAN STANLEY LOGO]
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                             COMPUTATIONAL MATERIALS


                                  $359,436,000
                                  APPROXIMATELY

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                 SERIES 2003-NC4


                       MORTGAGE PASS-THROUGH CERTIFICATES



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    March 31, 2003
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------


                           APPROXIMATELY $359,436,000
           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2003-NC4

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                    DEPOSITOR

                               THE PROVIDENT BANK
                                    SERVICER


                             TRANSACTION HIGHLIGHTS
                             ----------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  AVG LIFE TO         MODIFIED
OFFERED                                    EXPECTED RATINGS         CALL /        DURATION TO CALL      PAYMENT WINDOW TO CALL /
CLASSES    DESCRIPTION       BALANCE     (S&P/FITCH/ MOODY'S)      MTY(1)(2)        / MTY(1)(2)(3)             MTY(1)(2)
====================================================================================================================================
 A-1       Not Offered    389,313,000                                                       *****Not Offered*****
 A-2         Floater      235,597,000        AAA/AAA/Aaa          2.91 / 3.24        2.81 / 3.09     05/03 - 04/11 / 05/03 - 11/20
 M-1         Floater       41,153,000         AA/AA/Aa2           5.33 / 5.88        5.02 / 5.46     07/06 - 04/11 / 07/06 - 09/17
 M-2         Floater       41,914,000          A/A/A2             5.31 / 5.80        4.83 / 5.19     06/06 - 04/11 / 06/06 - 08/16
 M-3         Floater       13,337,000         A-/A-/A3            5.30 / 5.70        4.77 / 5.06     05/06 - 04/11 / 05/06 - 10/14
 B-1         Floater       11,431,000      BBB+/BBB+/Baa1         5.30 / 5.60        4.61 / 4.82     05/06 - 04/11 / 05/06 - 10/13
 B-2         Floater        7,621,000       BBB/BBB/Baa2          5.30 / 5.46        4.53 / 4.65     05/06 - 04/11 / 05/06 - 09/12
 B-3         Floater        8,383,000      BBB-/BBB-/Baa3         5.21 / 5.23        4.48 / 4.49     05/06 - 04/11 / 05/06 - 09/11

--------------------------------------------------------------------------------
             INITIAL
OFFERED    SUBORDINATION
CLASSES       LEVEL        BENCHMARK
================================================================================
 A-1
 A-2          18.00%      1 Mo. LIBOR
 M-1          12.60%      1 Mo. LIBOR
 M-2           7.10%      1 Mo. LIBOR
 M-3           5.35%      1 Mo. LIBOR
 B-1           3.85%      1 Mo. LIBOR
 B-2           2.85%      1 Mo. LIBOR
 B-3           1.75%      1 Mo. LIBOR

Notes:  (1) Certificates are priced to the 10% optional clean-up call.
        (2) Based on the pricing prepayment speed.  See details below.
        (3) Assumes pricing at par.
        (4) Bond sizes subject to a variance of plus or minus 5%.

ISSUER:                 Morgan Stanley Dean Witter Capital I Inc. Trust
                        2003-NC4.

DEPOSITOR:              Morgan Stanley Dean Witter Capital I Inc.

ORIGINATOR:             NC Capital Corporation

SERVICER:               The Provident Bank

TRUSTEE:                Deutsche Bank National Trust Company.

MANAGERS:               Morgan Stanley (lead manager), Utendahl Capital
                        Partners, L.P. and The Williams Capital Group, L.P.

RATING AGENCIES:        Standard & Poor's, Fitch Ratings and Moody's Investors
                        Service.

OFFERED CERTIFICATES:   Classes A-2, M-1, M-2, M-3, B-1, B-2 and
                        B-3 Certificates.

EXPECTED CLOSING DATE:  April 29, 2003 through DTC and Euroclear or Clearstream. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:     The 25th of each month, or if such day is not a business
                        day, on the next business day, beginning May 25, 2003.

FINAL SCHEDULED
DISTRIBUTION DATE:      The Distribution Date occurring in April 2033.

DUE PERIOD:             For any Distribution Date, the period commencing on the
                        second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL
PERIOD: The interest accrual period for the Offered Certificates with respect to any Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                        Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:         The Trust will consist of two groups of adjustable and
                        fixed rate sub-prime residential mortgage loans.

GROUP I MORTGAGE
LOANS: Approximately $474.8 million of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE
LOANS: Approximately $287.3 million of Mortgage Loans that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT
SPEED:                  o       Fixed Rate Mortgage Loans: CPR starting at
                        approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter

                        o       ARM Mortgage Loans: CPR of 25%

CREDIT ENHANCEMENT:     The Offered Certificates are credit enhanced by:

                        1) Net monthly excess cashflow from the Mortgage Loans,
                        2) 1.75% overcollateralization (funded upfront). On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and
                        3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

SENIOR ENHANCEMENT
PERCENTAGE:             For any Distribution Date, the percentage obtained by
                        dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:         The later to occur of:
                        (x) The earlier of:
                            (a) The Distribution Date occurring in May 2006; and
                            (b) The Distribution Date on which the aggregate
                                balance of the Class A Certificates is reduced to zero; and
                        (y) The first Distribution Date on which the Senior
                            Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution
                            Date) is greater than or equal to approximately 36.00%.

TRIGGER EVENT:          A Trigger Event is in effect on any Distribution Date if
                        (i) on that Distribution Date the 60 Day+ Rolling
                        Average equals or exceeds 40% of the prior period's
                        Senior Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION
PERCENTAGE:             Class A:            18.00%
                        Class M-1:          12.60%
                        Class M-2:           7.10%
                        Class M-3:           5.35%
                        Class B-1:           3.85%
                        Class B-2:           2.85%
                        Class B-3:           1.75%

OPTIONAL CLEAN-UP
CALL: When the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates on and after the first distribution date on which the Optional Clean-up Call is exercisable.

STEP-UP COUPONS:        For all Offered Certificates the coupon will increase
                        after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH
RATE: The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH
RATE: The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH
RATE: The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH
RATE: The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS M-3 PASS-THROUGH
RATE: The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH
RATE: The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH
RATE: The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS B-3 PASS-THROUGH
RATE: The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

WAC CAP: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP I CAP:       As to any Distribution Date, a per annum rate equal to
                        the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP II CAP:      As to any Distribution Date, a per annum rate equal to
                        the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

CLASS A-1 BASIS RISK
CARRY FORWARD AMOUNT:   As to any Distribution Date, the supplemental interest
                        amount for the Class A-1 Certificates will equal the sum of:
                        (i)     The excess, if any, of interest that would
                                otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
                        (ii)    Any Class A-1 Basis Risk Carry Forward Amount
                                remaining unpaid from prior Distribution Dates; and
                        (iii)   Interest on the amount in clause (ii) at the
                                related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK
CARRY FORWARD AMOUNT:   As to any Distribution Date, the supplemental interest
                        amount for the Class A-2 Certificates will equal the sum of:
                        (i)     The excess, if any, of interest that would
                                otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
                        (ii)    Any Class A-2 Basis Risk Carry Forward Amount
                                remaining unpaid from prior Distribution Dates; and
                        (iii)   Interest on the amount in clause (ii) at the
                                related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, M-3,    As to any Distribution Date, the supplemental interest
B-1, B-2 AND B-3 BASIS  amount for each of the Class M-1, M-2, M-3, B-1, B-2 and
RISK CARRY FORWARD      B-3 Certificates will equal the sum of:
AMOUNTS:                (i)     The excess, if any, of interest that would
                                otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate
                                (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC
                                Cap;
                        (ii)    Any Basis Risk Carry Forward Amount for such
                                class remaining unpaid for such Certificate from prior Distribution Dates; and
                        (iii)   Interest on the amount in clause (ii) at the
                                Certificates' applicable Pass-Through Rate
                                (without regard to the WAC Cap).

INTEREST
DISTRIBUTIONS ON
OFFERED CERTIFICATES:   On each Distribution Date and after payments of
                        servicing and trustee fees and other expenses, interest distributions from the Interest Remittance Amount will be allocated as follows:
                        (i)     The portion of the Interest Remittance Amount
                                attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 Certificates;
                        (ii)    The portion of the Interest Remittance Amount
                                attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 Certificates and second, to the Class A-1 Certificates;
                        (iii)   To the Class M-1 Certificates, its Accrued
                                Certificate Interest;
                        (iv)    To the Class M-2 Certificates, its Accrued
                                Certificate Interest;
                        (v)     To the Class M-3 Certificates, its Accrued
                                Certificate Interest;
                        (vi)    To the Class B-1 Certificates, its Accrued
                                Certificate Interest;
                        (vii)   To the Class B-2 Certificates, its Accrued
                                Certificate Interest, and
                        (viii)  To the Class B-3 Certificates, its Accrued
                                Certificate Interest.


PRINCIPAL DISTRIBUTIONS
ON OFFERED
CERTIFICATES:           On each Distribution Date (a) prior to the Stepdown Date
                        or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:
                        (i)     to the Class A Certificates, allocated between
                                the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                        (ii)    to the Class M-1 Certificates, until the
                                Certificate Principal Balance thereof has been reduced to zero;
                        (iii)   to the Class M-2 Certificates, until the
                                Certificate Principal Balance thereof has been reduced to zero;
                        (iv)    to the Class M-3 Certificates, until the
                                Certificate Principal Balance thereof has been reduced to zero;
                        (v)     to the Class B-1 Certificates, until the
                                Certificate Principal Balance thereof has been reduced to zero;
                        (vi)    to the Class B-2 Certificates, until the
                                Certificate Principal Balance thereof has been reduced to zero; and
                        (vii)   to the Class B-3 Certificates, until the
                                Certificate Principal Balance thereof has been reduced to zero.

                        On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                        (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                        (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and
                        (vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

                        All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.

INTEREST RATE CAP:      Beginning on the first Distribution Date, and for a
                        period of 35 months thereafter, an Interest Rate Cap will be pledged to the Trust for the benefit of the Class A-2 Certificates.

                        For the first 24 months if the 1-month LIBOR rate exceeds 6.75%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 6.75% (on an Actual/360 day count basis) up to a maximum of 137.5bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein. For the next 12 months if the 1-month LIBOR rate exceeds 7.125%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 7.125% (on an Actual/360 day count basis) up to a maximum of 100bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein.

INTEREST RATE CAP
PAYMENT ALLOCATION:     The Interest Rate Cap Payment shall be available to pay
                        any Basis Risk Carry Forward Amount due to the Class A-2
                        Certificates.

ALLOCATION OF NET
MONTHLY EXCESS
CASHFLOW:               For any Distribution Date, any Net Monthly Excess
                        Cashflow shall be paid as follows:
                        (i)     to the Class M-1 Certificates, the unpaid
                                interest shortfall amount;
                        (ii)    to the Class M-1 Certificates, the allocated
                                unreimbursed realized loss amount;
                        (iii)   to the Class M-2 Certificates, the unpaid
                                interest shortfall amount;
                        (iv)    to the Class M-2 Certificates, the allocated
                                unreimbursed realized loss amount;
                        (v)     to the Class M-3 Certificates, the unpaid
                                interest shortfall amount;
                        (vi)    to the Class M-3 Certificates, the allocated
                                unreimbursed realized loss amount;
                        (vii)   to the Class B-1 Certificates, the unpaid
                                interest shortfall amount;
                        (viii)  to the Class B-1 Certificates, the allocated
                                unreimbursed realized loss amount;
                        (ix)    to the Class B-2 Certificates, the unpaid
                                interest shortfall amount;
                        (x)     to the Class B-2 Certificates, the allocated
                                unreimbursed realized loss amount;
                        (xi)    to the Class B-3 Certificates, the unpaid
                                interest shortfall amount;
                        (xii)   to the Class B-3 Certificates, the allocated
                                unreimbursed realized loss amount;
                        (xiii)  concurrently, any Class A-1 Basis Risk Carry
                                Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and
                        (xiv)   sequentially, to Classes M-1, M-2, M-3, B-1, B-2
                                and B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.


INTEREST REMITTANCE
AMOUNT: For any Distribution Date, the portion of available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE
INTEREST:               For any Distribution Date and each class of Offered
                        Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief
                        Act of 1940 or similar state law allocated to such class.

PRINCIPAL DISTRIBUTION
AMOUNT: On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL
DISTRIBUTION AMOUNT:    On any Distribution Date, the excess of (i) the
                        aggregate principal remittance amount over (ii) the Excess Subordinated Amount, if any.

NET MONTHLY EXCESS
CASHFLOW:               For any Distribution Date is the amount of funds
                        available for distribution on such Distribution Date remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL
DISTRIBUTION AMOUNT:    For any Distribution Date, the lesser of (i) the excess
                        of (x) interest collected or advanced with respect to the Mortgage Loans with due dates in the related Due
                        Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such
                        Distribution Date.

EXCESS SUBORDINATED
AMOUNT:                 For any Distribution Date, means the excess, if any of
                        (i) the overcollateralization and (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL
ALLOCATION PERCENTAGE:  For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Class A-2 Certificates, the numerator of which is
                        (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

CLASS A PRINCIPAL
DISTRIBUTION AMOUNT:    For any Distribution Date, an amount equal to the excess
                        of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 64.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                        Loans as of the last day of the related Due Period over $3,810,430.

CLASS M-1 PRINCIPAL
DISTRIBUTION AMOUNT:    For any Distribution Date, an amount equal to the excess
                        of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 74.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,810,430.

CLASS M-2 PRINCIPAL
DISTRIBUTION AMOUNT:    For any Distribution Date, an amount equal to the excess
                        of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date) and (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $3,810,430.

CLASS M-3 PRINCIPAL
DISTRIBUTION AMOUNT:    For any Distribution Date, an amount equal to the excess
                        of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 89.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,810,430.

CLASS B-1 PRINCIPAL
DISTRIBUTION AMOUNT:    For any Distribution Date, an amount equal to the excess
                        of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), (iv) the
                        Certificate Principal Balance of the Class M-3
                        Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                        Distribution Date) and (v) the Certificate Principal
                        Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $3,810,430.

CLASS B-2 PRINCIPAL
DISTRIBUTION AMOUNT:    For any Distribution Date, an amount equal to the excess
                        of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), (iv) the
                        Certificate Principal Balance of the Class M-3
                        Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                        Distribution Date), (v) the Certificate Principal
                        Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                        Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-2
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,810,430.

CLASS B-3 PRINCIPAL
DISTRIBUTION AMOUNT:    For any Distribution Date, an amount equal to the excess
                        of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), (iv) the
                        Certificate Principal Balance of the Class M-3
                        Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                        Distribution Date), (v) the Certificate Principal
                        Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                        Distribution Amount on such Distribution Date), (vi) the
                        Certificate Principal Balance of the Class B-2
                        Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such
                        Distribution Date) and (vii) the Certificate Principal
                        Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $3,810,430.

TRUST TAX STATUS:       REMIC.

ERISA ELIGIBILITY:      Subject to the considerations in the Prospectus, all
                        Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:      It is not anticipated that any of the Offered
                        Certificates will be SMMEA eligible.

PROSPECTUS:             The Class A-2, Class M-1, Class M-2, Class M-3, Class
                        B-1, Class B-2 and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus").
                        Complete information with respect to the Offered
                        Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                        PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES               PPC 0%   PPC 75%   PPC 100%  PPC 125%  PPC 150%
-------------------------    ------   -------   --------  --------  --------
        Initial               100       100       100       100       100
       April 2004              99        81        75        69        63
       April 2005              97        62        51        41        32
       April 2006              96        46        33        22        12
       April 2007              94        36        27        20        12
       April 2008              93        29        21        14        10
       April 2009              91        23        16        10         7
       April 2010              89        19        12         7         5
       April 2011              87        15         9         5         4
       April 2012              84        12         7         4         3
       April 2013              82        10         5         3         2
       April 2014              79         8         4         2         0
       April 2015              76         7         3         2         0
       April 2016              73         5         3         1         0
       April 2017              69         4         2         0         0
       April 2018              65         4         2         0         0
       April 2019              61         3         1         0         0
       April 2020              57         2         0         0         0
       April 2021              53         2         0         0         0
       April 2022              48         2         0         0         0
       April 2023              43         1         0         0         0
       April 2024              38         1         0         0         0
       April 2025              34         0         0         0         0
       April 2026              31         0         0         0         0
       April 2027              27         0         0         0         0
       April 2028              23         0         0         0         0
       April 2029              18         0         0         0         0
       April 2030              14         0         0         0         0
       April 2031               9         0         0         0         0
       April 2032               3         0         0         0         0
       April 2033               0         0         0         0         0
Average Life to Maturity
(years)                       17.85     4.25      3.24      2.55      2.02
Average Life to Call (1)
(years)                       17.82     3.87      2.91      2.27      1.78


(1) 10% Optional Clean-Up Call

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES               PPC 0%   PPC 75%   PPC 100%  PPC 125%  PPC 150%
-------------------------    ------   -------   --------  --------  --------
        Initial               100       100       100       100       100
       April 2004             100       100       100       100       100
       April 2005             100       100       100       100       100
       April 2006             100       100       100       100       100
       April 2007             100        87        65        47        76
       April 2008             100        70        48        32        21
       April 2009             100        57        36        22        13
       April 2010             100        45        27        15         8
       April 2011             100        36        20        10         5
       April 2012             100        29        15         7         1
       April 2013             100        23        11         5         0
       April 2014             100        19         8         2         0
       April 2015             100        15         6         0         0
       April 2016             100        12         4         0         0
       April 2017             100         9         1         0         0
       April 2018             100         7         0         0         0
       April 2019             100         6         0         0         0
       April 2020             100         4         0         0         0
       April 2021             100         2         0         0         0
       April 2022             100         0         0         0         0
       April 2023             100         0         0         0         0
       April 2024             100         0         0         0         0
       April 2025              95         0         0         0         0
       April 2026              86         0         0         0         0
       April 2027              75         0         0         0         0
       April 2028              64         0         0         0         0
       April 2029              53         0         0         0         0
       April 2030              40         0         0         0         0
       April 2031              27         0         0         0         0
       April 2032              12         0         0         0         0
       April 2033               0         0         0         0         0
Average Life to Maturity
(years)                       26.04     7.76      5.88      4.99      4.74
Average Life to Call (1)
(years)                       25.92     7.06      5.33      4.54      4.38

 (1) 10% Optional Clean-Up Call

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES               PPC 0%   PPC 75%   PPC 100%  PPC 125%  PPC 150%
-------------------------    ------   -------   --------  --------  --------
         Initial              100       100       100       100       100
       April 2004             100       100       100       100       100
       April 2005             100       100       100       100       100
       April 2006             100       100       100       100       100
       April 2007             100        87        65        47        33
       April 2008             100        70        48        32        21
       April 2009             100        57        36        22        13
       April 2010             100        45        27        15        8
       April 2011             100        36        20        10        2
       April 2012             100        29        15         7        0
       April 2013             100        23        11         2        0
       April 2014             100        19        8          0        0
       April 2015             100        15        4          0        0
       April 2016             100        12        1          0        0
       April 2017             100         9        0          0        0
       April 2018             100         7        0          0        0
       April 2019             100         4        0          0        0
       April 2020             100         1        0          0        0
       April 2021             100         0        0          0        0
       April 2022             100         0        0          0        0
       April 2023             100         0        0          0        0
       April 2024             100         0        0          0        0
       April 2025              95         0        0          0        0
       April 2026              86         0        0          0        0
       April 2027              75         0        0          0        0
       April 2028              64         0        0          0        0
       April 2029              53         0        0          0        0
       April 2030              40         0        0          0        0
       April 2031              27         0        0          0        0
       April 2032              12         0        0          0        0
       April 2033               0         0        0          0        0
 Average Life to Maturity
(years)                       26.04     7.68      5.80      4.81      4.34
 Average Life to Call (1)
(years)                       25.92     7.06      5.31      4.42      4.02

(1) 10% Optional Clean-Up Call

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES               PPC 0%   PPC 75%   PPC 100%  PPC 125%  PPC 150%
-------------------------    ------   -------   --------  --------  --------
         Initial              100       100       100       100       100
       April 2004             100       100       100       100       100
       April 2005             100       100       100       100       100
       April 2006             100       100       100       100       100
       April 2007             100        87        65        47        33
       April 2008             100        70        48        32        21
       April 2009             100        57        36        22        13
       April 2010             100        45        27        15         4
       April 2011             100        36        20        10         0
       April 2012             100        29        15         0         0
       April 2013             100        23        11         0         0
       April 2014             100        19         4         0         0
       April 2015             100        15         0         0         0
       April 2016             100        12         0         0         0
       April 2017             100         9         0         0         0
       April 2018             100         1         0         0         0
       April 2019             100         0         0         0         0
       April 2020             100         0         0         0         0
       April 2021             100         0         0         0         0
       April 2022             100         0         0         0         0
       April 2023             100         0         0         0         0
       April 2024             100         0         0         0         0
       April 2025              95         0         0         0         0
       April 2026              86         0         0         0         0
       April 2027              75         0         0         0         0
       April 2028              64         0         0         0         0
       April 2029              53         0         0         0         0
       April 2030              40         0         0         0         0
       April 2031              27         0         0         0         0
       April 2032              12         0         0         0         0
       April 2033               0         0         0         0         0
  Average Life to Maturity
(years)                       26.03     7.56      5.70      4.68      4.13
  Average Life to Call (1)
(years)                       25.92     7.06      5.30      4.36      3.87

(1) 10% Optional Clean-Up Call

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES               PPC 0%   PPC 75%   PPC 100%  PPC 125%  PPC 150%
-------------------------    ------   -------   --------  --------  --------
         Initial              100       100       100       100       100
       April 2004             100       100       100       100       100
       April 2005             100       100       100       100       100
       April 2006             100       100       100       100       100
       April 2007             100        87        65        47        33
       April 2008             100        70        48        32        21
       April 2009             100        57        36        22        13
       April 2010             100        45        27        15         0
       April 2011             100        36        20         3         0
       April 2012             100        29        15         0         0
       April 2013             100        23         5         0         0
       April 2014             100        19         0         0         0
       April 2015             100        15         0         0         0
       April 2016             100         8         0         0         0
       April 2017             100         0         0         0         0
       April 2018             100         0         0         0         0
       April 2019             100         0         0         0         0
       April 2020             100         0         0         0         0
       April 2021             100         0         0         0         0
       April 2022             100         0         0         0         0
       April 2023             100         0         0         0         0
       April 2024             100         0         0         0         0
       April 2025              95         0         0         0         0
       April 2026              86         0         0         0         0
       April 2027              75         0         0         0         0
       April 2028              64         0         0         0         0
       April 2029              53         0         0         0         0
       April 2030              40         0         0         0         0
       April 2031              27         0         0         0         0
       April 2032               9         0         0         0         0
       April 2033               0         0         0         0         0
Average Life to Maturity
(years)                       26.01     7.44      5.60      4.59      4.02
Average Life to Call (1)
(years)                       25.92     7.06      5.30      4.34      3.82

(1) 10% Optional Clean-Up Call

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES               PPC 0%   PPC 75%   PPC 100%  PPC 125%  PPC 150%
-------------------------    ------   -------   --------  --------  --------
         Initial              100       100       100       100       100
       April 2004             100       100       100       100       100
       April 2005             100       100       100       100       100
       April 2006             100       100       100       100       100
       April 2007             100        87        65        47        33
       April 2008             100        70        48        32        21
       April 2009             100        57        36        22         0
       April 2010             100        45        27         8         0
       April 2011             100        36        20         0         0
       April 2012             100        29         7         0         0
       April 2013             100        23         0         0         0
       April 2014             100        19         0         0         0
       April 2015             100         7         0         0         0
       April 2016             100         0         0         0         0
       April 2017             100         0         0         0         0
       April 2018             100         0         0         0         0
       April 2019             100         0         0         0         0
       April 2020             100         0         0         0         0
       April 2021             100         0         0         0         0
       April 2022             100         0         0         0         0
       April 2023             100         0         0         0         0
       April 2024             100         0         0         0         0
       April 2025              95         0         0         0         0
       April 2026              86         0         0         0         0
       April 2027              75         0         0         0         0
       April 2028              64         0         0         0         0
       April 2029              53         0         0         0         0
       April 2030              40         0         0         0         0
       April 2031              27         0         0         0         0
       April 2032               0         0         0         0         0
       April 2033               0         0         0         0         0
Average Life to Maturity
(years)                       25.97     7.27      5.46      4.47      3.89
Average Life to Call (1)
(years)                       25.92     7.06      5.30      4.33      3.78

(1) 10% Optional Clean-Up Call

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES               PPC 0%   PPC 75%   PPC 100%  PPC 125%  PPC 150%
-------------------------    ------   -------   --------  --------  --------
        Initial               100       100       100       100       100
       April 2004             100       100       100       100       100
       April 2005             100       100       100       100       100
       April 2006             100       100       100       100       100
       April 2007             100        87        65        47        33
       April 2008             100        70        48        32         8
       April 2009             100        57        36        11         0
       April 2010             100        45        24         0         0
       April 2011             100        36         6         0         0
       April 2012             100        29         0         0         0
       April 2013             100        15         0         0         0
       April 2014             100         3         0         0         0
       April 2015             100         0         0         0         0
       April 2016             100         0         0         0         0
       April 2017             100         0         0         0         0
       April 2018             100         0         0         0         0
       April 2019             100         0         0         0         0
       April 2020             100         0         0         0         0
       April 2021             100         0         0         0         0
       April 2022             100         0         0         0         0
       April 2023             100         0         0         0         0
       April 2024             100         0         0         0         0
       April 2025              95         0         0         0         0
       April 2026              86         0         0         0         0
       April 2027              75         0         0         0         0
       April 2028              64         0         0         0         0
       April 2029              53         0         0         0         0
       April 2030              40         0         0         0         0
       April 2031              23         0         0         0         0
       April 2032               0         0         0         0         0
       April 2033               0         0         0         0         0
Average Life to Maturity
(years)                       25.88     6.96      5.23      4.26      3.73
Average Life to Call (1)
(years)                       25.87     6.94      5.21      4.25      3.72

(1) 10% Optional Clean-Up Call

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD       A-2 CAP (%)  M-1 CAP (%)  M-2 CAP (%)  M-3 CAP (%)  B-1 CAP (%)  B-2 CAP (%)  B-3 CAP (%)
------       -----------  -----------  -----------  -----------  -----------  -----------  -----------
             ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360
  0              --           --           --           --           --           --           --
  1             9.73         8.15         8.15         8.15         8.15         8.15         8.15
  2             8.46         6.90         6.90         6.90         6.90         6.90         6.90
  3             8.78         7.19         7.19         7.19         7.19         7.19         7.19
  4             8.57         6.98         6.98         6.98         6.98         6.98         6.98
  5             8.58         6.98         6.98         6.98         6.98         6.98         6.98
  6             8.82         7.21         7.21         7.21         7.21         7.21         7.21
  7             8.59         6.98         6.98         6.98         6.98         6.98         6.98
  8             8.83         7.21         7.21         7.21         7.21         7.21         7.21
  9             8.60         6.98         6.98         6.98         6.98         6.98         6.98
 10             8.60         6.98         6.98         6.98         6.98         6.98         6.98
 11             9.11         7.46         7.46         7.46         7.46         7.46         7.46
 12             8.62         6.98         6.98         6.98         6.98         6.98         6.98
 13             8.86         7.21         7.21         7.21         7.21         7.21         7.21
 14             8.63         6.98         6.98         6.98         6.98         6.98         6.98
 15             8.88         7.21         7.21         7.21         7.21         7.21         7.21
 16             8.64         6.98         6.98         6.98         6.98         6.98         6.98
 17             8.65         6.98         6.98         6.98         6.98         6.98         6.98
 18             8.90         7.21         7.21         7.21         7.21         7.21         7.21
 19             8.67         6.98         6.98         6.98         6.98         6.98         6.98
 20             8.92         7.21         7.21         7.21         7.21         7.21         7.21
 21             8.68         6.98         6.98         6.98         6.98         6.98         6.98
 22             9.09         7.22         7.22         7.22         7.22         7.22         7.22
 23            10.43         8.79         8.79         8.79         8.79         8.79         8.79
 24             9.56         7.94         7.94         7.94         7.94         7.94         7.94
 25             9.47         8.21         8.21         8.21         8.21         8.21         8.21
 26             9.21         7.94         7.94         7.94         7.94         7.94         7.94
 27             9.50         8.21         8.21         8.21         8.21         8.21         8.21
 28             9.67         8.18         8.18         8.18         8.18         8.18         8.18
 29            10.07         8.90         8.90         8.90         8.90         8.90         8.90
 30            10.39         9.20         9.20         9.20         9.20         9.20         9.20
 31            10.10         8.90         8.90         8.90         8.90         8.90         8.90
 32            10.42         9.19         9.19         9.19         9.19         9.19         9.19
 33            10.14         8.90         8.90         8.90         8.90         8.90         8.90
 34            10.65         9.15         9.15         9.15         9.15         9.15         9.15
 35            12.10        10.93        10.93        10.93        10.93        10.93        10.93
 36            11.05         9.87         9.87         9.87         9.87         9.87         9.87
 37            23.06        10.20        10.20        10.20        10.20        10.20        10.20
 38            11.58         9.87         9.87         9.87         9.87         9.87         9.87
 39            11.91        10.19        10.19        10.19        10.19        10.19        10.19
 40            11.96        10.12        10.12        10.12        10.12        10.12        10.12
 41            12.26        10.83        10.83        10.83        10.83        10.83        10.83
 42            12.67        11.19        11.19        11.19        11.19        11.19        11.19
 43            12.26        10.83        10.83        10.83        10.83        10.83        10.83
 44            12.67        11.19        11.19        11.19        11.19        11.19        11.19
 45            12.26        10.83        10.83        10.83        10.83        10.83        10.83
 46            12.59        11.00        11.00        11.00        11.00        11.00        11.00
 47            14.19        12.71        12.71        12.71        12.71        12.71        12.71
 48            12.82        11.48        11.48        11.48        11.48        11.48        11.48
 49            13.25        11.86        11.86        11.86        11.86        11.86        11.86
 50            12.82        11.48        11.48        11.48        11.48        11.48        11.48
 51            13.24        11.86        11.86        11.86        11.86        11.86        11.86
 52            12.83        11.49        11.49        11.49        11.49        11.49        11.49
 53            12.83        11.49        11.49        11.49        11.49        11.49        11.49
 54            13.26        11.87        11.87        11.87        11.87        11.87        11.87
 55            12.83        11.48        11.48        11.48        11.48        11.48        11.48
 56            13.26        11.87        11.87        11.87        11.87        11.87        11.87
 57            12.83        11.48        11.48        11.48        11.48        11.48        11.48
 58            12.84        11.49        11.49        11.49        11.49        11.49        11.49
 59            13.72        12.28        12.28        12.28        12.28        12.28        12.28
 60            12.84        11.49        11.49        11.49        11.49        11.49        11.49
 61            13.26        11.87        11.87        11.87        11.87        11.87        11.87
 62            12.84        11.48        11.48        11.48        11.48        11.48        11.48
 63            13.26        11.87        11.87        11.87        11.87        11.87        11.87
 64            12.83        11.48        11.48        11.48        11.48        11.48        11.48
 65            12.83        11.48        11.48        11.48        11.48        11.48        11.48
 66            13.26        11.86        11.86        11.86        11.86        11.86        11.86
 67            12.83        11.48        11.48        11.48        11.48        11.48        11.48
 68            13.26        11.86        11.86        11.86        11.86        11.86        11.86
 69            12.83        11.47        11.47        11.47        11.47        11.47        11.47
 70            12.83        11.47        11.47        11.47        11.47        11.47        11.47
 71            14.21        12.70        12.70        12.70        12.70        12.70        12.70
 72            12.83        11.47        11.47        11.47        11.47        11.47        11.47
 73            13.26        11.85        11.85        11.85        11.85        11.85        11.85
 74            12.83        11.47        11.47        11.47        11.47        11.47        11.47
 75            13.26        11.85        11.85        11.85        11.85        11.85        11.85
 76            12.83        11.46        11.46        11.46        11.46        11.46        11.46
 77            12.83        11.46        11.46        11.46        11.46        11.46        11.46
 78            13.26        11.84        11.84        11.84        11.84        11.84        11.84
 79            12.83        11.46        11.46        11.46        11.46        11.46        11.46
 80            13.26        11.84        11.84        11.84        11.84        11.84        11.84
 81            12.83        11.46        11.46        11.46        11.46        11.46        11.46
 82            12.83        11.46        11.46        11.46        11.46        11.46        11.46
 83            12.96        12.68        12.68        12.68        12.68        12.68        12.68
 84            11.32        11.45        11.45        11.45        11.45        11.45        11.45
 85            11.72        11.84        11.84        11.84        11.84        11.84        11.84
 86            11.36        11.45        11.45        11.45        11.45        11.45        11.45
 87            11.75        11.83        11.83        11.83        11.83        11.83        11.83
 88            11.39        11.45        11.45        11.45        11.45        11.45        11.45
 89            11.40        11.45        11.45        11.45        11.45        11.45        11.45
 90            11.80        11.83        11.83        11.83        11.83        11.83        11.83
 91            11.44        11.45        11.45        11.45        11.45        11.45        11.45
 92            11.84        11.83        11.83        11.83        11.83        11.83        11.83
 93            11.48        11.44        11.44        11.44        11.44        11.44        11.44
 94            11.50        11.44        11.44        11.44        11.44        11.44        11.44
 95            12.75        12.67        12.67        12.67        12.67        12.67        12.67
 96            11.54        11.44        11.44        11.44        11.44        11.44        11.44
 97            11.94        11.82        11.82        11.82        11.82        11.82        11.82
 98            11.58        11.44        11.44        11.44        11.44        11.44        11.44
 99            11.99        11.82        11.82        11.82        11.82        11.82        11.82
100            11.62        11.44        11.44        11.44        11.44        11.44        11.44
101            11.65        11.44        11.44        11.44        11.44        11.44        11.44
102            12.06        11.82        11.82        11.82        11.82        11.82        11.82
103            11.70        11.43        11.43        11.43        11.43        11.43        11.43
104            12.11        11.81        11.81        11.81        11.81        11.81          --
105            11.75        11.43        11.43        11.43        11.43        11.43          --
106            11.77        11.43        11.43        11.43        11.43        11.43          --
107            12.62        12.22        12.22        12.22        12.22        12.22          --
108            11.83        11.43        11.43        11.43        11.43        11.43          --
109            12.25        11.81        11.81        11.81        11.81        11.81          --
110            11.89        11.43        11.43        11.43        11.43        11.43          --
111            12.32        11.81        11.81        11.81        11.81        11.81          --
112            11.95        11.43        11.43        11.43        11.43        11.43          --
113            11.98        11.43        11.43        11.43        11.43        11.43          --
114            12.42        11.81        11.81        11.81        11.81        11.81          --
115            12.05        11.42        11.42        11.42        11.42        11.42          --
116            12.49        11.80        11.80        11.80        11.80          --           --
117            12.12        11.42        11.42        11.42        11.42          --           --
118            12.16        11.42        11.42        11.42        11.42          --           --
119            13.50        12.64        12.64        12.64        12.64          --           --
120            12.23        11.42        11.42        11.42        11.42          --           --
121            12.68        11.80        11.80        11.80        11.80          --           --
122            12.31        11.42        11.42        11.42        11.42          --           --
123            12.76        11.80        11.80        11.80        11.80          --           --
124            12.39        11.42        11.42        11.42        11.42          --           --
125            12.44        11.42        11.42        11.42        11.42          --           --
126            12.90        11.80        11.80        11.80        11.80          --           --
127            12.53        11.42        11.42        11.42        11.42          --           --
128            13.00        11.80        11.80        11.80        11.80          --           --
129            12.62        11.41        11.41        11.41        11.41          --           --
130            12.67        11.41        11.41        11.41          --           --           --
131            14.09        12.64        12.64        12.64          --           --           --
132            12.78        11.41        11.41        11.41          --           --           --
133            13.26        11.79        11.79        11.79          --           --           --
134            12.89        11.41        11.41        11.41          --           --           --
135            13.37        11.79        11.79        11.79          --           --           --
136            13.00        11.41        11.41        11.41          --           --           --
137            13.06        11.41        11.41        11.41          --           --           --
138            13.56        11.79        11.79        11.79          --           --           --
139            13.19        11.41        11.41        11.41          --           --           --
140            13.69        11.79        11.79        11.79          --           --           --
141            13.32        11.41        11.41          --           --           --           --
142            13.38        11.41        11.41          --           --           --           --
143            14.90        12.63        12.63          --           --           --           --
144            13.53        11.41        11.41          --           --           --           --
145            14.05        11.79        11.79          --           --           --           --
146            13.68        11.41        11.41          --           --           --           --
147            14.21        11.79        11.79          --           --           --           --
148            13.83        11.41        11.41          --           --           --           --
149            13.91        11.41        11.41          --           --           --           --
150            14.46        11.79        11.79          --           --           --           --
151            14.08        11.41        11.41          --           --           --           --
152            14.65        11.79        11.79          --           --           --           --
153            14.26        11.41        11.41          --           --           --           --
154            14.36        11.41        11.41          --           --           --           --
155            15.45        12.19        12.19          --           --           --           --
156            14.55        11.41        11.41          --           --           --           --
157            15.14        11.79        11.79          --           --           --           --
158            14.76        11.41        11.41          --           --           --           --
159            15.36        11.79        11.79          --           --           --           --
160            14.97        11.41        11.41          --           --           --           --
161            15.08        11.41        11.41          --           --           --           --
162            15.71        11.79        11.79          --           --           --           --
163            15.32        11.41        11.41          --           --           --           --
164            15.95        11.79          --           --           --           --           --
165            15.56        11.41          --           --           --           --           --
166            15.69        11.41          --           --           --           --           --
167            17.52        12.63          --           --           --           --           --
168            15.96        11.41          --           --           --           --           --
169            16.64        11.79          --           --           --           --           --
170            16.24        11.41          --           --           --           --           --
171            16.93        11.79          --           --           --           --           --
172            16.54        11.41          --           --           --           --           --
173            16.69        11.41          --           --           --           --           --
174            17.41        11.79          --           --           --           --           --
175            17.02        11.41          --           --           --           --           --
176            17.76        11.79          --           --           --           --           --
177            17.36        11.41          --           --           --           --           --
178            17.62          --           --           --           --           --           --
179            19.83          --           --           --           --           --           --
180            18.22          --           --           --           --           --           --
181            19.16          --           --           --           --           --           --
182            18.89          --           --           --           --           --           --
183            19.90          --           --           --           --           --           --
184            19.65          --           --           --           --           --           --
185            20.07          --           --           --           --           --           --
186            21.20          --           --           --           --           --           --
187            21.00          --           --           --           --           --           --
188            22.23          --           --           --           --           --           --
189            22.07          --           --           --           --           --           --
190            22.67          --           --           --           --           --           --
191            25.82          --           --           --           --           --           --
192            24.02          --           --           --           --           --           --
193            25.61          --           --           --           --           --           --
194            25.60          --           --           --           --           --           --
195            27.35          --           --           --           --           --           --
196            27.42          --           --           --           --           --           --
197            28.47          --           --           --           --           --           --
198            30.63          --           --           --           --           --           --
199            30.95          --           --           --           --           --           --
200            33.50          --           --           --           --           --           --
201            34.09          --           --           --           --           --           --
202            35.99          --           --           --           --           --           --
203            40.81          --           --           --           --           --           --
204            40.72          --           --           --           --           --           --
205            45.18          --           --           --           --           --           --
206            47.30          --           --           --           --           --           --
207            53.37          --           --           --           --           --           --
208            57.05          --           --           --           --           --           --
209            63.92          --           --           --           --           --           --
210            75.38          --           --           --           --           --           --
211            85.35          --           --           --           --           --           --
212           106.89          --           --           --           --           --           --
213           132.29          --           --           --           --           --           --
214           185.53          --           --           --           --           --           --
215           350.52          --           --           --           --           --           --
216              *            --           --           --           --           --           --

* In Period 216 the A-2 Class has a balance of $37,853 and is paid $101,862 in interest.

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

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